UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019 (September 18, 2019)

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	000-54288	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

E-5-2, Megan Avenue 1, Block E

Jalan Tun Razak

50400 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 2162 0773
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	PGCG	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Prime Global Capital Group Incorporated (the “Company”) was held on September 18, 2019 (the “Annual Meeting”). As of the close of business on July 22, 2019, the record date, the Company had 512,682,393 shares of Common Stock, $0.001 par value, outstanding. Stockholders holding 408,615,000 shares, or approximately 79.70% of the eligible voting shares, casted votes with all shares voting online at the Annual Meeting.

The Company’s stockholders voted on the following two proposals (described in detail in the Company’s definitive proxy statement) at the Annual Meeting and casted their votes as follows:

Proposal No. 1	The Company’s stockholders elected the following nominees as directors for terms expiring at the Company’s 2020 Annual Meeting of the Stockholders: Weng Kung Wong, Maylee Gan Suat Lee, and Soo Choon Meng. These nominees represented the Board’s entire slate of nominees. The complete final tabulation of voting results for the election of directors is set forth below:

Name	For	Against	Abstain	Broker Non-Vote
Weng Kung Wong	408,207,828	0	0	407,172
Maylee Gan Suat Lee	408,207,828	0	0	407,172
Soo Choon Meng	417,036,186	0	0	407,172

Proposal No. 2	The Company’s stockholders ratified the appointment of ShineWing Australia as the Company’s independent auditors for the fiscal year ending October 31, 2019, by the votes indicated below:

For	Against	Abstain	Broker Non-Vote(1)
408,615,000	0	0	0

(1)	Pursuant to the rules of the NYSE, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: September 20, 2019

	By:	/s/ Weng Kung Wong
Weng Kung Wong
Chief Executive Officer, Interim Chief Financial Officer, and Secretary

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